UBS PACE® Select Advisors Trust

UBS PACE® Large Co Growth Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2009

March 3, 2010

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Large Co Growth Equity Investments (the "fund"). Marsico Capital Management, LLC ("Marsico"), one of the fund's investment advisors, recently made a change to the portfolio management responsible for managing the portion of the fund that Marsico advises. In particular, A. Douglas Rao has recently assumed responsibilities as an additional primary portfolio manager for the fund. Thomas F. Marsico continues to serve as a primary portfolio manager for the portion of the fund that Marsico advises.

As a result of these changes, the Prospectuses and SAI are hereby revised as follows:

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® Large Co Growth Equity Investments" beginning on page 133 of the Multi-Class Prospectus and page 130 of the Class P Prospectus is revised by replacing the third full paragraph of that section in its entirety with the following:

Thomas F. Marsico, Chief Investment Officer of Marsico, and A. Douglas Rao, a senior analyst and portfolio manager at Marsico, are the portfolio managers that are primarily responsible for the day-to-day management of Marsico's portion of the fund. Messrs. Marsico and Rao have held their fund responsibilities since September 2002 and February 2010, respectively. Mr. Marsico has over 25 years of experience as a securities analyst and a portfolio manager. Mr. Rao has 10 years of experience as a securities analyst. Prior to joining Marsico in 2005, Mr. Rao was a Senior Vice President and Financial Services Analyst for U.S. equities for Trust Company of the West for over four years.

The section captioned "Portfolio managers" and sub-headed "Marsico Capital Management." beginning on page 168 of the SAI is revised by replacing the first and second full paragraphs of that section in their entirety with the following:

Thomas F. Marsico, Chief Investment Officer of Marsico Capital Management, LLC ("MCM") and A. Douglas Rao, a senior analyst and portfolio manager at MCM, are the portfolio managers primarily responsible for the day-to-day management of MCM's portion of the fund.

ZS-406

The follow tables provide information relating to other accounts managed by Mr. Marsico as of July 31, 2009 and Mr. Rao as of December 31, 2009:

The section captioned "Portfolio managers" and sub-headed "Marsico Capital Management." beginning on page 168 of the SAI is revised by adding the following table immediately after the table relating to Thomas F. Marsico.

A. Douglas Rao

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$37	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The section captioned "Portfolio managers" and sub-headed "Marsico Capital Management." beginning on page 168 of the SAI is revised by replacing the last full paragraph of that section in its entirety with the following:

Ownership of fund shares. As of December 31, 2009, none of MCM's portfolio managers owned any shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.